UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 25, 2014

Global Geophysical Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34709	05-0574281
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13927 South Gessner Road Missouri City, TX	77489
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (713) 972-9200

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Global Geophysical Services, Inc. (the "Company") issued a press release on September 25, 2014. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference. This information and the information in the attached Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press release issued by Global Geophysical Services, Inc. on September 25, 2014.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Geophysical Services, Inc. (Registrant)
September 25, 2014 (Date)	/s/ SEAN M. GORE Sean M. Gore Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued by Global Geophysical Services, Inc. on September 25, 2014.